THE HENNESSY MUTUAL FUNDS, INC.

Supplement to the Prospectus dated January 31, 2004

        On February 27, 2004 Lindner Growth and Income Fund reorganized into Hennessy Cornerstone Value Fund. The pro forma combined annual operating expenses of Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund are:

ANNUAL OPERATING EXPENSES – Hennessy Cornerstone Value Fund (expenses that are deducted from Fund assets)

Management Fees	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.51%
Service Fees	0.10%
All Remaining Other Expenses	0.41%
Total Annual Fund Operating Expenses*	1.25%

*	Hennessy Advisors, Inc. has agreed to reduce its fees and/or absorb expenses to ensure that “Total Annual Fund Operating Expenses” do not exceed 1.25% through June 2005.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Hennessy Cornerstone Value Fund after giving effect to the reorganization with Lindner Growth and Income Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$127	$397	$686	$1,511

        This information supplements information on page 10 of the January 31, 2004 prospectus.

The date of this Supplement is April 8, 2004.